Prospectus  July 31, 2002
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MUTUALS.com

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GENERATION WAVE   AGGRESSIVE GROWTH FUND (GWAGX)


GENERATION WAVE   GROWTH FUND (GWGFX)


GENERATION WAVE   ALTERNATIVE GROWTH FUND (GWLGX)


GENERATION WAVE   BALANCED FUND (GWBGX)



                                 Investment Advisor

       MUTUALS.com, Inc.         MUTUALS.com, Inc.
700 North Pearl Street, LB #373
      Dallas, Texas 75201        -----------------------------------------------
                                The Securities and Exchange Commission has not
     Phone: 1-800-MUTUALS       approved or disapproved these securities or
                                passed upon the adequacy of the Prospectus.
      Fax: 1-888-MUTUALS        Any representation to the contrary is a criminal
                                offense.
     Web: www.MUTUALS.com                                            MUTUALS.COM


                                Table of Contents


OVERVIEW.......................................................................1


GENERATION WAVE AGGRESSIVE GROWTH FUND.........................................2


GENERATION WAVE GROWTH FUND....................................................3


GENERATION WAVE ALTERNATIVE GROWTH FUND........................................4


GENERATION WAVE BALANCED FUND..................................................5



Principal Risks of Investment in the Funds.....................................7



Performance of the Funds.......................................................9


Fees and Expenses of the Funds.................................................9


Temporary Investments.........................................................10


Management of the Funds.......................................................10


More on the Advisor's Investment Process......................................11


Valuation of Fund Shares......................................................13


Purchasing Fund Shares........................................................13


Selling (Redeeming) Fund Shares...............................................15


Exchange Privilege............................................................17


Distribution of Fund Shares...................................................18


Counsel, Independent Auditors and Service Providers...........................18


Distributions and Taxes.......................................................18


Financial Highlights..........................................................20


PRIVACY POLICY................................................................22

OVERVIEW
This combined Prospectus discusses each of the following series (each a "Fund" and collectively the "Funds") of MUTUALS.com (the "Trust"), an open-end management investment company. Each Fund is a separate no-load, non-diversified investment company.

Investments in other Mutual Funds
The Funds each possess their own distinct investment objectives, strategies, and risks. All of the Funds, however, achieve their investment objectives by principally investing in shares of other open-end investment companies. Some of the underlying funds in which the Funds invest pursue their own investment objectives by investing in particular types of securities (e.g., equity or debt), some concentrate in certain industries or sectors, and others invest in a variety of securities to achieve a particular return or tax result.

Each Fund offers investment opportunities for a particular asset allocation strategy. The Trust currently offers four different investment strategies that are each represented by an individual Fund. Those strategies cover a wide spectrum ranging from the most aggressive asset mix--Generation Wave Aggressive Growth Fund--to moderately conservative--Generation Wave Balanced Fund. The Generation Wave Growth Fund--moderately aggressive and Generation Wave Alternative Growth Fund--moderate, are designed to pursue strategies between the two extremes. Although a Fund may be invested in a range of market sectors and/or asset classes (e.g., large cap, small/mid cap, international, or high-yield income) represented by any number of underlying funds (typically at least three at any given time), each Fund may invest in shares of the same underlying funds. However, the percentage of each Fund's assets so invested will vary depending upon the Fund's investment strategy.

The Funds' investment advisor, MUTUALS.com, Inc. (the "Advisor") is responsible for constructing and maintaining the asset class and sector allocations for each Fund. It is anticipated that at any given time, the underlying funds in which the Funds invest may fall anywhere on the entire spectrum of asset classes and sectors currently available. (See "More on the Advisor's Investment Process" on page __ of this Prospectus.) Furthermore, the Advisor is not constrained by any particular investment style. For example, at any given time, an underlying equity fund in which a Fund invests may buy "growth" or "value" stocks, or some combination of both. The Advisor reviews and re-balances the underlying funds in which each Fund invests as necessary to reflect its current analysis of the appropriate mix of assets among and within asset classes and sectors. The Advisor monitors each Fund's specific investment objective and strategy with the goal of predictable and reliable investment results.

As a means to pursue its investment objective, each Fund intends to remain fully invested in shares of underlying mutual funds at all times. Each Fund may, however, to a limited extent pursue an investment strategy of investing its assets directly in securities in lieu of indirect investments through other investment companies. A Fund's direct investments would remain consistent with its asset allocation strategy and would typically be close or identical to those securities held by one or more of the underlying funds in which the Funds currently invest. In addition, under adverse market or other conditions, each Fund may adopt a temporary defensive position and invest a portion of its assets in cash or similar investments. (See "Temporary Investments" on page __ of this Prospectus.) Your potential for risk and return varies with the degree to which you invest in a particular Fund.


GENERATION WAVE AGGRESSIVE GROWTH FUND
Investment Objective, Principal Investment Strategies and Principal Risks

Investment Objective
The investment objective of the Generation Wave Aggressive Growth Fund is capital appreciation over the long term without regard to income. This objective and the investment strategies described below are non-fundamental, which means that they may be changed by action of the Fund's Trustees without shareholder approval.

Principal Investment Strategies
As mentioned in the Overview section on page 1 of this Prospectus, under normal market conditions, the Generation Wave Aggressive Growth Fund seeks to achieve its investment objective by investing primarily in shares of other mutual funds. In turn, those mutual funds invest primarily in equity securities of U.S. and/or foreign companies with a wide range of market capitalization. The mutual funds in which the Generation Wave Aggressive Growth Fund invests will be selected from the suitable pool of funds selected by the Advisor after applying its unique combination of objective and subjective criteria to over 12,000 mutual funds available on the market. (For more information regarding the Advisor's investment process and the suitable pool of funds, please refer to "More on the Advisor's Investment Process" on page __ of this Prospectus.) The Advisor does not anticipate that the Generation Wave Aggressive Growth Fund will engage in activities that attempt to hedge or reduce short-term market volatility.

The Generation Wave Aggressive Growth Fund will tend to have concentrated positions in a variety of equity funds and those funds may have concentrated positions among certain sectors or asset classes. At times, the Generation Wave Aggressive Growth Fund will invest in a mix of large-cap, small/mid-cap, and international equity funds focused in the technology, financial services or health care sectors, while at other times, investments in one or more of these types of funds may be reduced or even eliminated in favor of some other combination. The Generation Wave Aggressive Growth Fund's combination of investments, however, will typically involve equity funds.

Principal Risks of Investment
The Generation Wave Aggressive Growth Fund is subject to those risks applicable to all the Funds. The following list, however, represents the principal risks to which the Generation Wave Aggressive Growth Fund is subject. Please refer to the "Principal Risks of Investment in the Funds" on page __ of this Prospectus for complete information about the Fund's risks.

o        Asset Allocation Risk
o        Sector/Industry Concentration Risks
o        Stock Market Risks
o        Small and Medium Capitalization Risk
o        Foreign Securities Risks
o        Non-Diversification Risks
o        Borrowing Risks

Who May Want to Invest
The Generation Wave Aggressive Growth Fund is the most aggressive asset mix offered by the Trust. Accordingly, it is appropriate for the long-term (ten year or longer time horizon) mutual fund investor seeking maximum capital appreciation with the assumption of a considerable level of market risk.


GENERATION WAVE GROWTH FUND
Investment Objective, Principal Investment Strategies and Principal Risks

Investment Objective
The investment objective of the Generation Wave Growth Fund is capital appreciation over the long term while at times providing a low level of current income. This objective and the investment strategies described below are non-fundamental, which means that they may be changed by action of the Fund's Trustees without shareholder approval.

Principal Investment Strategies
As mentioned in the Overview section on page 1 of this Prospectus, under normal market conditions, the Generation Wave Growth Fund seeks to achieve its investment objective by investing primarily in shares of other mutual funds. In turn, those mutual funds invest primarily in equity securities of U.S. and/or foreign companies with a wide range of market capitalization. In addition, the Generation Wave Growth Fund may at times be invested in fixed-income funds of varying types. The mutual funds in which the Generation Wave Growth Fund invests will be selected from the suitable pool of funds selected by the Advisor after applying its unique combination of objective and subjective criteria to over 12,000 mutual funds available on the market. (For more information regarding the Advisor's investment process and the suitable pool of funds, please refer to "More on the Advisor's Investment Process" on page __ of this Prospectus.) The Advisor does not anticipate that the Generation Wave Growth Fund will engage in activities that attempt to hedge or reduce short-term market volatility.

The equity funds in which the Generation Wave Growth Fund may invest will be, under many circumstances, similar or identical to those used by one or more of the other Funds and may include any type of equity fund (e.g., international equity, technology or health care). However, by allocating assets to less aggressive equity funds (or to aggressive equity funds in lesser percentages) as compared to the Generation Wave Aggressive Growth Fund, which invests principally in concentrated equity funds, and at times adding fixed-income funds to the allocation, the Advisor will attempt to diminish the risk and volatility as compared to the Generation Wave Aggressive Growth Fund. Furthermore, the Generation Wave Growth Fund will at times be invested in fixed-income funds made up of securities with varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade), while at other times, a larger emphasis will be given to one particular type of fixed-income fund. The terms "investment grade" and "non-investment grade" refer to the credit quality of fixed-income securities as established by a recognized rating agency, such as Standard and Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or Fitch IBCA, Inc. ("Fitch"). The Generation Wave Growth Fund's combination of investments, however, will involve a majority of equity funds.

Principal Risks of Investment
The Generation Wave Growth Fund is subject to those risks applicable to all the Funds. The following list, however, represents the principal risks to which the Generation Wave Growth Fund is subject. Please refer to the "Principal Risks of Investment in the Funds" on page __of this Prospectus for complete information about the Fund's risks.

o   Asset Allocation Risk                o   Foreign Securities Risks
o   Stock Market Risks                   o   Sector/Industry Concentration Risks
o   Small and Medium Capitalization Risk o   Non-Diversification Risks
o   Bond Market Risks                    o   Borrowing Risks

Who May Want to Invest
The Generation Wave Growth Fund is designed for maximum capital appreciation with the assumption of an above-average level of risk. Accordingly, it is appropriate for the long-term (seven years or longer time horizon) mutual fund investor seeking maximum capital appreciation with the assumption of an above-average level of market risk.

GENERATION WAVE ALTERNATIVE GROWTH FUND
Investment Objective, Principal Investment Strategies and Principal Risks

Investment Objective
The investment objective of the Generation Wave Alternative Growth Fund is capital appreciation over the long term while providing a moderate level of current income. This objective and the investment strategies described below are non-fundamental, which means that they may be changed by action of the Fund's Trustees without shareholder approval.

Principal Investment Strategies
As mentioned in the Overview section on page 1 of this Prospectus, under normal market conditions, the Generation Wave Alternative Growth Fund seeks to achieve its investment objective by investing primarily in shares of other mutual funds. In turn, those mutual funds invest primarily in equity securities of U.S. and/or foreign companies with a wide range of market capitalization and fixed-income securities of varying types. Typically, the Generation Wave Alternative Growth Fund will remain invested in shares of equity funds and fixed-income funds in approximately equal proportions, or will invest a majority of its assets in shares of equity funds. The mutual funds in which the Generation Wave Alternative Growth Fund invests will be selected from the suitable pool of funds selected by the Advisor after applying its unique combination of objective and subjective criteria to over 12,000 mutual funds available on the market. (For more information regarding the Advisor's investment process and the suitable pool of funds, please refer to "More on the Advisor's Investment Process" on page __of this Prospectus.) The Advisor does not anticipate that the Generation Wave Alternative Growth Fund will engage in activities that attempt to hedge or reduce short-term market volatility.

The equity funds in which the Generation Wave Alternative Growth Fund may invest will, under many circumstances, be similar or identical to those used by one or more of the other Funds and may include any type of equity fund (e.g., international equity, technology or health care). In addition, the Generation Wave Alternative Growth Fund will be invested in a broad mix of fixed-income funds made up of securities with varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade), while at other times, a larger emphasis will be given to one particular type of fixed-income fund. The terms "investment grade" and "non-investment grade" refer to the credit quality of fixed-income securities as established by a recognized rating agency, such as S&P, Moody's, or Fitch. By allocating a smaller percentage of equity funds to the portfolio as compared to the more aggressive Funds offered by the Trust, which invest to a higher degree in equity funds, and by adding a significant fixed-income fund component to the allocation, the Advisor will attempt to diminish the overall risk and volatility to levels comparable to a broad-based index, such as the S&P 500.

Principal Risks of Investment
The Generation Wave Alternative Growth Fund is subject to those risks applicable to all the Funds. The following list, however, represents the principal risks to which the Generation Wave Alternative Growth Fund is subject. Please refer to the "Principal Risks of Investment in the Funds" on page __of this Prospectus for complete information about the Fund's risks.

o   Asset Allocation Risk                o   Credit Risks
o   Stock Market Risks                   o   Foreign Securities Risks
o   Small and Medium Capitalization Risk o   Sector/Industry Concentration Risks
o   Bond Market Risks                    o   Non-Diversification Risks
o   Borrowing Risks

Who May Want to Invest
The Generation Wave Alternative Growth Fund is the most moderate (i.e. neither aggressive nor conservative) asset mix offered by the Trust and is designed for both growth of capital and income generation. Accordingly, it is appropriate for the long-term (five year or longer time horizon) mutual fund investor seeking capital appreciation and income consistent with the assumption of an average level of market risk.


GENERATION WAVE BALANCED FUND
Investment Objective, Principal Investment Strategies and Principal Risks

Investment Objective
The investment objective of the Generation Wave Balanced Fund is to provide current income and a low to moderate level of capital appreciation. This objective and the investment strategies described below are non-fundamental, which means that they may be changed by action of the Fund's Trustees without shareholder approval.

Principal Investment Strategies
As mentioned in the Overview section on page 1 of this Prospectus, under normal market conditions, the Generation Wave Balanced Fund seeks to achieve its investment objective by investing primarily in shares of other mutual funds. In turn, those mutual funds invest primarily in fixed-income securities with varying maturities (e.g., long-term, intermediate or short-term) and credit qualities (e.g., investment grade or non-investment grade). The terms "investment grade" and "non-investment grade" refer to the credit quality of fixed-income securities as established by a recognized rating agency, such as S&P, Moody's, or Fitch. In addition, the Generation Wave Balanced Fund may at times invest in equity funds of varying types. The mutual funds in which the Generation Wave Balanced Fund invests will be selected from the suitable pool of funds selected by the Advisor after applying its unique combination of objective and subjective criteria to over 12,000 mutual funds available on the market. (For more information regarding the Advisor's investment process and the suitable pool of funds, please refer to "More on the Advisor's Investment Process" on page __of this Prospectus.) The Advisor does not anticipate that the Generation Wave Balanced Fund will engage in activities that attempt to hedge or reduce short-term market volatility.

The fixed-income funds in which the Generation Wave Balanced Fund may invest will, under many circumstances, be similar or identical to those used by one or more other Funds and may include any type of fixed-income fund (e.g., high-yield, convertible bond or municipal securities). Likewise, the equity funds in which the Generation Wave Balanced Fund invests may include any type of equity fund. By increasing the percentage of fixed-income allocation as compared to the other Funds offered by the Trust, which invest to a higher degree in equity funds, the Advisor will attempt to cushion the potential ups and downs of rough markets during periods of general equity market decline. The Generation Wave Balanced Fund's combination of investments will typically involve a majority of fixed-income funds.

Principal Risks of Investment
The Generation Wave Balanced Fund is subject to those risks applicable to all the Funds. The following list, however, represents the principal risks to which the Generation Wave Balanced Fund is subject. Please refer to the "Principal Risks of Investment in the Funds" on page __of this Prospectus for complete information about the Fund's risks.

o   Asset Allocation Risk       o   Small and Medium Capitalization Risk
o   Bond Market Risks           o   Foreign Securities Risks
o   Credit Risks                o   Non-Diversification Risks
o   Stock Market Risks

Who May Want to Invest
The Generation Wave Balanced Fund is designed to generate income with some consideration for capital appreciation. Accordingly, it is appropriate for the mutual fund investor seeking current income and some growth of capital with the assumption of a low to moderate level of market risk. The Generation Wave Balanced Fund is not suited for investors with long-term investment horizons.

Principal Risks of Investment in the Funds
Mutual funds pool shareholders' money and, using professional investment managers, invest the shareholders' money in securities. Although the Funds principally invest in a number of underlying mutual funds, this investment strategy does not eliminate investment risk. Owning securities, including mutual funds, has risks that may cause you to lose money on your investment in one or more of the Funds. As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, no Fund can give any assurance that its investment objective will be achieved.

The principal risks of the Funds are mentioned in each Fund summary. The following list sets forth more information about some of those risks, along with information on additional types of risks that apply to the Funds. Each of the Funds is potentially subject to each of the following risks; however, their degree of exposure to certain risks varies depending upon their unique asset allocation at a given time. For example, the Generation Wave Aggressive Growth Fund will primarily be subject to those risks associated with equity investments whereas the other Funds will increasingly be subject to the risks associated with investments in fixed-income securities. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment.

o Asset Allocation Risk: The main risk of the Funds is the emphasis placed on the Advisor's judgment in assembling the asset allocation strategies and combination of investments in the underlying funds. The Advisor's primary role is to make decisions based on investment research and analysis about the appropriate asset allocation among and within asset classes and sector types at any given time. Furthermore, although the Funds have ranges of equity and fixed-income allocations, the types of equity or fixed-income funds used and in what proportion involve highly subjective judgments and the Funds are designed to reflect those judgments. As a consequence, the principal risks of the Funds involve the risks that those judgments may not anticipate actual market movements or the impact of economic conditions generally. In fact, no matter how well the Advisor evaluates market conditions, you could lose money on your investment in a Fund, just as you could with other investments.

o Fund of Funds Risk: Each of the Funds is a "fund of funds." The term "fund of funds" is typically used to describe an investment company that pursues its investment objective by investing in other investment companies. Your cost of investing in the Funds will generally be higher than the cost of investing directly in shares of the mutual funds in which they invest. By investing in the Funds, you will indirectly bear fees and expenses charged by the underlying mutual funds in which they invest in addition to their direct fees and expenses, as well as indirectly bearing the principal risks of those funds. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of distributions to you and therefore may increase the amount of taxes payable by you.

o Stock Market Risks: Each of the Funds invests in mutual funds that invest in equity securities. Equity mutual funds are subject to stock market risks and significant fluctuations in value. Stock market prices of securities may be adversely affected by many factors, such as an issuer's having experienced losses or by the lack of earnings or by the issuer's failure to meet the market's expectations with respect to new products or services, or even by factors wholly unrelated to the value or condition of the issuer. If the stock market declines in value, a Fund is likely to decline in value in proportion to its investments in equity funds. Furthermore, an underlying fund's focus on certain types of stocks (such as small or large capitalization) and style of investing (such as value or growth) subjects it to the risk that its performance may be lower than that of other types of equity funds that focus on other types of stocks or that have a broader investment style (such as general market).

o Small and Medium Capitalization Risk: To the extent that the Funds invest in underlying funds that invest in the equity securities of companies with small and medium size capitalization, the Funds are subject to certain risks. Companies with small and medium size capitalization often have narrower markets, fewer products or services to offer and more limited managerial and financial resources than do larger, more established companies. As a result, their performance can be more volatile and they face a greater risk of business failure, which could increase the volatility and risk of loss of a Fund's assets.

o Liquidity Risk: The securities of many of the companies with small and medium size capitalization may have less "float" (the number of shares that normally trade) and less interest in the market and therefore are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that a Fund would like to sell. If that happens, an underlying fund invested in equity securities of companies with small and medium size capitalization may have to lower the price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on such underlying fund's performance.

o Bond Market Risks: The Funds may invest in underlying funds that are invested in a broad range of bonds or fixed-income securities. To the extent that an underlying fund is so invested, the return on and value of an investment in a Fund will fluctuate with changes in interest rates.
     Typically, when interest rates rise, the fixed-income security's market value declines (interest-rate risk). Conversely, the longer a fixed-income security's maturity, the lower its yield and the greater the risk of volatility (maturity risk). A fixed-income security's value can also be affected by changes in the security's credit quality rating or its issuer's financial condition (credit quality risk). Other factors may affect the market price and yield of fixed-income securities, including investor demand, changes in the financial condition of issuers of securities, and domestic or worldwide economic conditions.

o Credit Risks: Individual issuers of fixed-income securities may be subject to the credit risk of the issuer. This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Fixed-income securities receiving the lowest investment grade rating may have speculative characteristics, and, compared to higher-grade securities, may have a weakened capacity to make principal and interest payments in economic conditions or other circumstances. High yield, high risk, and lower-rated securities, or "junk bonds," are subject to additional risk factors, such as increased possibility of default, decreased liquidity, and fluctuations in value due to public perception of the issuer of such securities.

o    Government  Obligations  Risks:  The  underlying  funds in which  the Funds
     invest  may  invest  in  securities   issued  or  guaranteed  by  the  U.S.
     government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

o Foreign Securities Risks: The Funds may invest in mutual funds that invest in foreign securities. Foreign securities may involve more risks than those associated with U.S. investments. The economies of foreign countries may differ from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, and resource self-sufficiency. Additional risks include currency fluctuations, political and economic instability, differences in financial reporting standards and less stringent regulation of securities markets.

o Emerging Market Risks: In addition to developed markets, the underlying funds in which the Funds invest may invest in emerging markets. In addition to the risks of foreign securities in general, countries in emerging markets can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

o Sector/Industry Concentration Risks: The Funds may invest in underlying funds that in turn concentrate their investments within one industry or sector or among a broad range of industries or sectors. To the extent that an underlying fund focuses on one or more sectors or industries, it may be subject to the risks affecting that sector or industry more than would a more broadly diversified fund. For example, to the extent that an underlying fund concentrates in the technology sector, it will be subject to the risks of that sector, including competitive pressures of technology companies from new market entrances and technological obsolescence, as well as increased research and development costs and potential for greater governmental regulation. Furthermore, each industry or sector possesses particular risks that may not affect other industries or sectors. The Advisor's judgment about which sectors or industries offer the greatest potential for long-term financial reward will change over time, and the underlying funds in which a Fund invests may concentrate its investments in any number of different sectors or industries.

o Non-Diversification Risks: The Funds may invest in underlying funds classified as "non-diversified" under federal securities laws, which means that one-half of such underlying fund's assets may be invested in two or more securities, while the other half is spread out among various investments not exceeding 5% of such fund's total assets. As a result, an underlying fund's shares (and, by extension, your shares) may therefore be more susceptible to adverse changes in the value of the shares of a particular security than would be the shares of a diversified mutual fund. In addition, each of the Funds is non-diversified because at any given time each Fund may invest all of its assets in the shares of as few as three underlying mutual funds.

o Borrowing Risks: Each Fund may borrow money to meet redemptions, for other emergency purposes, or to increase its portfolio holdings. Such borrowings may be on a secured or unsecured basis at fixed or variable interest rates. Borrowing by a Fund creates an opportunity for increased net income, but at the same time, creates special risk considerations. For example, leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund's net income will be greater than if borrowing were not used.

Performance of the Funds
Because the Funds have not been in operation for one full calendar year (i.e. January to December), there is no performance information available at this time.

Fees and Expenses of the Funds
As an investor, you pay certain fees and expenses if you buy and hold shares of a Fund. These fees and expenses are described in the tables below and are further explained in the examples that follow:

Fee Table (All Funds)1

SHAREHOLDER FEES2
(expenses paid directly from your investment)                          NONE
 --------------------------------------------


ANNUAL FUND OPERATING EXPENSES
(expenses deducted from Fund assets)                     Generation Wave
 -----------------------------------                     ---------------
                                          Aggressive                Alternative
                                            Growth       Growth        Growth      Balanced
                                             Fund          Fund         Fund          Fund
Management Fees                             0.95%        0.95%         0.95%         0.95%
Distribution (Rule 12b-1) Fees               None        None          None          None
Other Expenses3                             1.01%        0.81%         1.17%         4.98%
Total Annual Fund Operating Expenses        1.96%        1.76%         2.12%         5.93%
 Plus Interest Expenses                     0.17%        0.25%         0.25%         0.00%
Total Expenses                              2.13%        2.01%         2.37%         5.93%
     Less Expense Reimbursement            -0.63%       -0.51%        -0.87%        -4.43%
Net Expenses4                               1.50%        1.50%         1.50%         1.50%
                                            =====        =====         =====         =====

--------------------------------------------------------------------------------

1 Because each of the Funds is a "fund of funds," you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest. For each Fund, the actual underlying fund expenses are expected to vary with changes in the allocation of each Fund's assets among various underlying funds.
2    The  shares  of the  Funds  are 100% no load,  so you pay no sales  charges
     (loads) to buy or sell shares of the Funds. The Funds' authorized intermediary charges a $15 fee for wire redemptions.
3 These expenses, which include custodian, transfer agency, shareholder servicing and other customary Fund expenses, are based on estimated amounts for each Funds' current fiscal year.
4 The Funds have an Investment Advisory Agreement with the Advisor dated June 14, 2001. The Agreement provides that each Fund shall pay the Advisor an annual management fee in the amount of 0.95% of its average daily net assets. The Advisor has also entered into an Expense Waiver and Reimbursement Agreement dated June 14, 2001, with the Trust on behalf of each Fund. Under the Expense Waiver and Reimbursement Agreement, the Advisor has agreed to waive its fees and absorb expenses for each Fund to the extent that its total annual fund operating expenses (which for this purpose includes interest expenses on borrowing) exceeds 1.50% of each Fund's average daily net assets. The Advisor may recapture any fees or expenses it has waived or reimbursed within a three-year period. The Expense Waiver and Reimbursement Agreement has been renewed for an additional year and expires July 31, 2003.

Example

The following Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% rate of return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same each year and that the Funds' fee waiver/expense reimbursement discussed above will not continue beyond the period of the current expense cap agreements. Although your actual costs may be higher or lower, based on these assumptions your costs for each Fund would be:

Fund                                      1 Year   3 Years    5 Years   10 Years
--------------------------------------- -------- --------- ---------- ----------


Generation Wave Aggressive Growth Fund     $153      $606     $1,086     $2,412
Generation Wave Growth Fund                $153      $581     $1,036     $2,297
Generation Wave Alternative Growth Fund    $153      $656     $1,187     $2,640
Generation Wave Balanced Fund              $153    $1,369     $2,562     $5,451

Temporary Investments
The Advisor may from time to time invest any amount in cash or similar short-term, investment grade securities as a temporary defensive position during adverse market, economic, political or other conditions to protect the Fund's assets or maintain liquidity. When a Fund takes a temporary defensive position, the Fund may not achieve its investment objective. It is anticipated, however, that the Funds will be fully invested in securities consistent with each Fund's investment objective during such adverse conditions.

Cash or Similar Investments
When the Advisor believes that market conditions are unfavorable for profitable investing, or when the Advisor is otherwise unable to locate attractive investment opportunities, the Funds may invest in cash or similar investments. For cash management purposes, the Funds may hold up to 20% of their total assets directly in cash or similar short-term, investment grade securities such as U.S. Government securities, repurchase agreements, commercial paper or certificates of deposit. These investments represent the assets that remain after the Advisor has committed available assets to desirable investment opportunities.

Management of the Funds
Investment Advisor


MUTUALS.com, Inc. (the "Advisor"), 700 North Pearl Street, LB #373, Dallas, Texas, 75201, serves as the investment advisor to each of the Funds. The Advisor is a SEC-registered investment advisor. The Advisor provides investment management services for individuals and institutional clients including pension and profit sharing plans and as of June 30, 2002, has in excess of $250 million in assets under management, which includes privately managed accounts.


The Advisor is responsible for the day-to-day management of each of the Funds in accordance with their investment objectives and strategies. Furthermore, the Advisor is ultimately responsible for the investment performance of each of the Funds because it allocates each Fund's assets among the various asset classes and/or sectors and monitors the Funds for any necessary rebalancing or reallocation. For its services, the Advisor is entitled to an annual advisory fee of 0.95% of each Fund's average daily net assets. In addition, the Advisor has entered into an Expense Waiver and Reimbursement Agreement in which it has agreed to keep each of the Fund's expenses to a certain minimum (as described in the Fee Tables for the Funds). Under the Expense Waiver and Reimbursement Agreement, the Advisor may recapture waived or reimbursed expenses for a three-year period under specified conditions. This Agreement has been renewed for an additional year and expires on July 31, 2003.

Each Fund is actively managed and has no restrictions upon portfolio turnover. Each Fund's rate of portfolio turnover may be greater than that of many other mutual funds. A 100% annual portfolio turnover rate would be achieved if each security in a Fund's portfolio (other than securities with less than one year remaining to maturity) were replaced once during the year. Trading also may result in realization of capital gains that would not otherwise be realized, and shareholders are taxed on such gains when distributed from that Fund, whether reinvested or otherwise. Please see "Distributions and Taxes" on page __ of this Prospectus for more information. There is no limit on, and we cannot control, the portfolio turnover rates of the underlying funds. The Advisor does not anticipate that the Funds will regularly achieve portfolio turnover rates in excess of 100%.

Portfolio Managers
The individuals listed below are each members of an investment management team at the Advisor (the "Management Team") that manage the Funds' investments. None of the following individuals is solely responsible for making recommendations for Fund allocations, purchases, or sales.

o Richard A. Sapio has been CEO and Marketing Director to the Advisor since its founding in 1994 and currently serves, along with the other members of the Management Team, as co-portfolio manager to the Funds and is responsible for the Funds' overall day-to-day management and asset allocation strategy. Mr. Sapio has extensive experience in the financial services industry and is responsible for beginning the development and implementation of the Advisor's investment process. (See "More on the Advisor's Investment Process" below.) Prior to joining the Advisor, Mr. Sapio worked as a registered representative of three National Association of Securities Dealers, Inc. member brokerage firms from 1990 to 1994. Mr. Sapio holds a Bachelor of Sciences degree from Rutgers University-College of Engineering, as well as Series 7, 24, 27, 63 and 65 licenses.

o Eric P. McDonald is President of the Advisor and serves as co-portfolio manager to each Fund. Along with the other members of the Management Team, Mr. McDonald is responsible for each Fund's overall day-to-day management and asset allocation strategy. Mr. McDonald joined the Advisor in 1997 and has been President since 2000. Mr. McDonald began his career in fianncial services with The Associates and became a stockbroker before joining the Advisor. Mr. McDonald holds a Bachelor of Science degree in Economics from Texas A&M University. Mr. McDonald currently holds Series 4, 7, 24, 63, and 65 licenses.

o Dan S. Ahrens is Vice President of Distribution for the Advisor and serves as co-portfolio manager of each Fund. Along with other members of the Management Team, Mr. Ahrens is responsible for each Fund's overall day-to-day management and asset allocation strategy. He joined the Advisor in February 1999 after a career in financial services beginning in 1988. Prior to joining the Advisor, Mr. Ahrens was with MONY Life Insurance Company/MONY Securities Corp. Mr. Ahrens received his Bachelor of Business Administration Degree in Finance from Texas Tech University. He holds Series 6, 7, 63 and 65 licenses. He holds the professional designation Chartered Financial Consultant (ChFC) from the American College in Bryn Mawr, Pennsylvania.

More on the Advisor's Investment Process
The "Generation Wave" title common to each of the Funds refers specifically to the Advisor's belief in the unique demographic, economic, and lifestyle trends of the over 80 million plus "baby-boom" generation. Consequently, the Funds are designed to capitalize on the categories (sectors and asset classes) most likely to benefit from the spending and other economic habits of baby boomers--those aged approximately 35 to 55--who are reaching their peak purchasing years. By investing in a varying combination of other mutual funds, the Advisor attempts to optimize growth over the long term while minimizing risk.

In selecting the underlying funds in which the Funds invest, the Advisor uses a patent-pending, 21-point list of screening criteria as a process of elimination applied to the 12,000+ funds (both load and no-load) available on the market to ensure that each fund qualifies as a suitable investment. The funds are first divided into a number of distinct asset classes (e.g., large cap, small/mid cap, international, high-yield income, and high-quality income) and distinct sectors (e.g., financial, technology and health care). The categories selected by the Advisor will reflect the Advisor's beliefs about those categories that provide the greatest potential for diversification and financial reward over the long run. Each of these categories is then analyzed independently. There are no commissions, biases or emotions that factor into the analysis. Funds are then eliminated based on the Advisor's established objective standards. The following are just a few of the qualifications that may be used to evaluate the underlying funds:

o    A fund's management tenure must exceed three years;
o A fund's three- and five-year returns must perform in the top 50% for both periods;
o    A fund's performance must show improvement over time;
o A fund's fees must be appropriate when considered against returns and management; and
o A fund's returns generated by management's securities selection must be commensurate with returns generated by the category or index represented by such securities.

After eliminating approximately two thirds of the funds through objective criteria, the Advisor then applies its subjective standards to narrow the list even further. For example, a fund's risks would be compared against the risks of the market as a whole, or the Advisor may consider a fund manager's overall investment experience in lieu of management's tenure or returns. At the completion of the subjective selection process, the universe of funds is narrowed to approximately fifteen in each category. Next, the remaining funds are compared to one another using a combination of objective and subjective criteria including, among other things, standard deviation of performance, size of the fund, and growth of fund assets over time. Lastly, the Advisor mixes different funds into hypothetical portfolios to examine their past performance as a group. The best combination of funds results in a list of a handful of mutual funds (typically one to five) representing each category. To further diversify and reduce risk, those mutual funds are rearranged and assembled to match the four investment objectives and strategies represented by the Funds.

Each mutual fund is then tracked on a daily basis for performance and other relevant concerns. If a fund falls out of the top tier, either in combination or alone, it is replaced without any additional costs to you. The Advisor will pay particular attention to a number of factors when considering whether a previously top performing mutual fund should be replaced or eliminated and is not merely experiencing temporary difficulties. In addition to poor performance, some factors include, but are not limited to a:

o    Change in management or portfolio manager;
o    Significant shift in asset allocation or investment style; or
o    Sustained under-performance.


If appropriate, the Advisor will re-balance a Fund's investments to meet the appropriate asset mix as determined by the Advisor's investment process set forth above. Continually monitoring and re-balancing each Fund's investments (if necessary) ensures that your returns are maximized while maintaining diversification to avoid dependence on one area of the market. The Advisor will also regularly evaluate the macroeconomics of the categories for shifts that may necessitate a re-evaluation of the entire allocation process. For example, if the Advisor no longer forecasts that the technology sector will continue to possess the potential for a greater financial reward in the long run relative to some other category, that category would be eliminated or replaced.

Valuation of Fund Shares
Shares of each Fund are sold at net asset value per share (NAV), which is determined by each Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (NYSE) is open for unrestricted business. However, a Fund's NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests. The NAV is determined by dividing the value of a Fund's securities (consisting primarily of shares of other mutual funds), cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets-liabilities/ # of shares = NAV). The NAV takes into account the expenses and fees of each Fund, including management, administration and shareholder servicing fees, which are accrued daily.

The assets of each Fund consist primarily, if not exclusively, of shares of underlying mutual funds, which are valued at their respective NAVs. There may be situations when a Fund is unable to receive an NAV from an underlying fund. In such case, shares of an underlying fund will be valued at its fair market value as determined in good faith by the Trust's Board of Trustees. Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available or does not accurately reflect fair value for a security held by an underlying fund or if the value of a security held by an underlying fund has been materially affected by events occurring after the close of the applicable exchange or market on which the security is principally traded (e.g., a foreign exchange or market), that security may be valued at its fair market value as determined in good faith in accordance with procedures approved by the underlying funds' Board of Trustees. The NAV of each Fund will fluctuate with the value of the securities held by the underlying funds in which it principally invests.

Purchasing Fund Shares
Minimum Purchases
To open an account, you must invest at least the minimum amount.
      Minimum Investments          To Open            To Add to
                                Your Account        Your Account
    Regular accounts               $10,000              $250
    Retirement accounts            $10,000              $250

How to Purchase Fund Shares
As described below, shares of each Fund are sold without a sales charge at the next price calculated after receipt of an order for purchase. In order to purchase shares of a Fund, you must invest the initial minimum investment. However, the Trust reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k)'s or other tax-deferred retirement plans. Initial investments may be made in any amount in excess of these amounts.

--------------------------------------------------------------------------------
When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

|X|      The name of the Fund

|X|      The dollar amount of shares to be purchased

|X|      Purchase application or investment stub

|X|      Check payable to "MUTUALS.com"
--------------------------------------------------------------------------------

Timing of Requests
Your share price will be the next NAV calculated after the Transfer Agent receives your request in good order. All requests received in good order before 4:00 p.m. (Eastern time) will be processed on that same day. Requests received after 4:00 p.m. will receive the next business day's NAV.


Methods of Buying

Through the         You may purchase  shares of a Fund through the Advisor.  The
Advisor             Advisor will help you complete the necessary paperwork, mail your account application to the Funds, and place your order to purchase shares of the Funds. To purchase shares of a Fund through the Advisor, contact the Funds at:


                                 MUTUALS.com
                                 c/o MUTUALS.com, Inc.
                                 Plaza of the Americas
                                 700 North Pearl Street, LB #373
                                 Dallas, Texas 75201
                                 1-800-MUTUALS (1-800-688-8257)


Through an          You may purchase shares of a Fund through any  broker-dealer
authorized          organization  that has been  authorized by the Funds.  These
broker-dealer       broker-dealers  are further  authorized  to designate  other intermediaries to receive purchase and redemption orders on a Fund's behalf. A purchase order is deemed received by a Fund when an authorized broker-dealer, or, if applicable, a broker-dealer's authorized designee, receives the request in good order. Please keep in mind that your broker-dealer may charge additional fees for its services.


By mail You may purchase shares of a Fund by contacting the Fund directly. To open an account, complete an account application form and send it together with your check for the amount you wish to invest in a Fund to the address below. To make additional investments once you have opened your account, write your account number on the check and send it together with the most recent confirmation statement received from the Transfer Agent. No third party checks will be accepted. If your check is returned for any reason, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent. Please visit www.MUTUALS.com for more information about how to purchase shares of the Funds.

                    Regular Mail                          Overnight Delivery
                    MUTUALS.com                           MUTUALS.com
                    [Name of Fund]                        [Name of Fund]
                    c/o U.S. Bancorp Fund Services, LLC   c/o U.S. Bancorp Fund Services, LLC
                    P.O. Box 701                          615 E. Michigan Street, Third Floor
                    Milwaukee, WI 53201-0701              Milwaukee, Wisconsin 53202

                    NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

By telephone        To make additional investments by telephone,  you must check
                    the  appropriate  box  on  your  account   application  form
                    authorizing   telephone   purchases.   If  you  have   given
                    authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll free at 1-866-264-8783 and you will be allowed to move money from your bank account to your Fund account upon request. Only bank accounts held at U.S. institutions that are Automated Clearing House (ACH) members may be used for telephone transactions. For security reasons, requests by telephone will be recorded.

By wire To open an account or to make additional investments by wire, call 1-866-264-8783 to obtain a shareholder account number and instructions. You should then instruct your bank to wire transfer the intended amount in federal funds to:
                             U.S. Bank, N.A.
                             Milwaukee, WI  53202
                             ABA #:  042000013
                             Credit:  U.S. Bancorp Fund Services, LLC
                             Account #:  112-952-137
                             Further Credit:MUTUALS.com,  [Name of Fund]
                                  (your name or the title on the account)
                                  (your account #)

Through an          Once you open your  account,  you may  purchase  shares of a
an Automatic        Fund through Automatic Investment Plan ("AIP"). You can have
Investment Plan     money  automatically   transferred  from  your  checking  or
                    savings account on a weekly, biweekly, monthly, bi-monthly or quarterly basis. To be eligible for this plan, your bank must be a domestic institution that is an ACH member. A Fund may modify or terminate the AIP at any time without notice.
                    The first AIP purchase will take place no earlier than 15 days after the Transfer Agent has received your request.

Each of the Funds reserve the right to refuse any purchase requests, particularly those that would not be in the best interests of the Funds or their shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in or has a history of excessive trading (usually defined as more than four transactions out of the Fund within a calendar year). Please see "General Transaction Policies" below for more information.

Selling (Redeeming) Fund Shares
Shareholders may generally sell (redeem) their Fund shares any business day by following the procedures established when they opened their account(s).

Methods of Selling

Through a           If you  purchased  your shares  through a  broker-dealer  or
broker-dealer       other financial  organization,  your redemption order may be
 organization       placed through the same  organization.  The  organization is responsible for sending your redemption order to a Fund on a timely basis. Please keep in mind that your broker-dealer may charge additional fees for its services.

By mail Send your written redemption request to the Transfer Agent at the address below. Your request should be in good order and contain your Fund's name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. Be sure to have all shareholders sign the letter. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions, or trust documents indicating proper authorization). Please see the Statement of Additional Information for more information.

                    Regular Mail                          Overnight Delivery
                    MUTUALS.com                           MUTUALS.com
                    [Name of Fund]                        [Name of Fund]
                    c/o U.S. Bancorp Fund Services, LLC   c/o U.S. Bancorp Fund Services, LLC
                    P.O. Box 701                          615 E. Michigan Street, Third Floor
                    Milwaukee, WI 53201-0701              Milwaukee, Wisconsin 53202

                    The Transfer Agent may require a signature guarantee for certain redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with a Fund. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. You may obtain signature guarantees from most trust companies, commercial banks or other eligible guarantor institutions. A notary public cannot guarantee signatures.

By telephone        If you are  authorized  to  perform  telephone  transactions
                    (either  through  your  account   application   form  or  by
                    subsequent  arrangement  in  writing  with a  Fund)  you may redeem  shares in any  amount,  but not less than  $100,  by
                    instructing  your  Fund  by  phone  at   1-866-264-8783.   A
                    signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

                    Note: Neither the Funds nor their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Funds will use reasonable procedures, such as requesting:

                    |X|  that you correctly state the Fund account number;
                    |X|  the name in which your account is registered;
                    |X| the social security or tax identification number under which the account is registered; or
                    |X| the address of the account holder, as stated in the account application form.

By wire To redeem shares by wire, call your Fund at 1-866-264-8783 and specify the amount of money you wish to be wired. Your bank may charge a fee to receive wired funds. The Transfer Agent charges a $15 outgoing wire fee.

Payment of Redemption Proceeds to You
--------------------------------------------------------------------------------
When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

|X|  The name of the Fund
|X|  The dollar amount of shares to be redeemed
|X| Signatures of all registered shareholders exactly as the shares are registered
|X|  The account number

--------------------------------------------------------------------------------

You may redeem a Fund's shares at a price equal to the NAV next determined after the Transfer Agent, receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by a Fund before the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern time) will usually be wired to the bank you indicate or mailed on the following day to the address of record. In all cases proceeds will be wired or a check mailed within seven calendar days after your Fund receives your redemption request.

However, if any portion of the shares to be redeemed represents an investment made by check, your Fund may delay payment of redemption proceeds until reasonably satisfied that the check has been collected, which may take up to twelve days from the purchase date. Furthermore, there are certain times when you may be unable to sell your Fund shares or receive proceeds, such as during emergencies, unusual market conditions or when a Fund cannot determine the value of its assets or sell its holdings. An investor must have completed a purchase application before any redemption requests are paid.

The Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets; or (iii) for such other periods as the SEC may permit for the protection of the Funds' shareholders. If you redeem shares of a Fund after holding them for less than six months, the Fund will charge you a fee of 2.00% of the value of the shares redeemed. Each Fund, however, reserves the right to lower or waive the amount of this fee. This fee is paid to the Fund to cover the costs of maintaining accounts that are abnormally active.

Redemption-in-Kind
Each of the Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of a Fund's remaining shareholders) a Fund might pay all or part of a shareholder's redemption proceeds in liquid securities (including shares of the underlying funds) with a market value equal to the redemption price (redemption in kind). Specifically, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's NAV in securities instead of cash.


Exchange Privilege
Shareholders of record may exchange shares of any Fund for shares of any other Fund on any business day by contacting the Funds directly. This exchange privilege may be changed or canceled by a Fund at any time upon 60 days' notice. Exchanges are generally made only between identically registered accounts unless a shareholder sends written instructions with a signature guarantee requesting otherwise. A notary public cannot guarantee signatures. The Fund minimum of $10,000 is required when exchanging into either an existing account or a newly established account. Please remember that exercising the exchange privilege consists of two transactions: a sale of shares in one Fund and the purchase of shares in another so that there may be tax consequences of the exchange. A shareholder could realize short- or long-term capital gains or losses. An exchange request received prior to market close will be made at that day's closing NAVs. In order to exercise the exchange privilege over the telephone, shareholders need to select this option on their shareholder application. Please note that the Transfer Agent will charge your account a $5.00 fee for every exchange made via telephone.


General Transaction Policies
Some of the following policies are mentioned above. In general, each Fund reserves the right to:

|X|  Vary or waive any minimum investment requirement.

|X| Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

|X| Reject any purchase or exchange request for any reason. Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading).

|X| Redeem all shares in your account if your balance falls below a Fund's minimum for the applicable class of shares. If, within 30 days of a Fund's written request, you have not increased your account balance, you may be required to redeem your shares. The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

|X| Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect your Fund.

|X| Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to your Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail the requests to your Fund at the address listed under "Methods of Buying."

Your broker-dealer or other financial organization may establish policies that differ from those of your Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker-dealer or other financial organization for details.

Distribution of Fund Shares
Distributor
Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, 53202 serves as distributor and principal underwriter to each of the Funds. Quasar Distributors, LLC is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Shares of each Fund are offered on a continuous basis.

Counsel, Independent Auditors and Service Providers
Legal Counsel and Independent Auditors
Godfrey & Kahn S.C., 780 North Water Street, Milwaukee, Wisconsin, 53202, has passed upon legal matters in connection with the issuance of shares of common stock of each Fund. Ernst & Young LLP, 111 East Kilbourn Avenue, Milwaukee, Wisconsin, 53202, has been selected as independent auditors for the Funds.

Custodian,  Transfer  Agent,  Administrator,  Fund  Accountant  and  Shareholder
Services
U.S. Bank, N.A. serves as Custodian for each Fund's cash and securities. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds. U.S. Bancorp Fund Services, LLC, serves as each Fund's Administrator, Transfer Agent and Fund Accountant. In addition, certain other organizations that provide bookkeeping and other shareholder services may be entitled to receive fees from a Fund at an annual rate of up to 0.25% of the average daily NAV of the shares covered by their respective agreements for shareholder support. Such support may include, among other things, assisting investors in processing their purchase, exchange, or redemption requests, or processing dividend and distribution payments.

Distributions and Taxes
Dividends and Distributions
Each Fund is designed to pay shareholders dividends from the Fund's investment company taxable income and distribute any net capital gains the Fund has realized. Shares will begin earning dividends on the day after which a Fund receives payment and shares are issued. All Funds pay dividends at least annually. If such day falls on a weekend or holiday on which the NYSE is closed, the dividend will be distributed on the next succeeding business day. All of your dividends and capital gains distributions with respect to a particular Fund, however, will be reinvested in additional shares of that Fund unless you provide us with a written request to receive your payments in cash. Dividends paid in cash or additional shares are treated the same for tax purposes. Capital gains, if any, are distributed at least once a year.


Taxes
Each Fund intends to qualify and elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In any taxable year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and the excess of realized net short-term capital gain over realized net long-term capital loss), the Fund will generally be relieved of Federal income tax on its investment company taxable income and net capital gain (the excess of realized net long-term capital gain over realized net short-term capital loss) distributed to shareholders. Amounts not distributed on a timely basis in accordance with a calendar distribution requirement are also subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as though paid on December 31 of the calendar year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by a Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year the distributions are declared, rather than the calendar year in which the distributions are received.

Distributions from investment company taxable income are taxable to shareholders as ordinary income. Distributions of net capital gains designated by a Fund as capital gains dividends are taxable as long-term capital gains regardless of the length of time a shareholder may have held shares of the Fund. The tax treatment of distributions treated as ordinary income or capital gains will be the same whether the shareholder reinvests the distributions in additional shares or elects to receive such distributions in cash. Shareholders will be notified each year of the amounts and nature of dividends and distributions, including the amount (if any) for that year that has been designated as capital gains distributions. Investors should consult their tax advisers for specific information on the tax consequences of particular types of distributions.

An exchange is not a tax-free transaction. An exchange of shares pursuant to a Fund's exchange privilege is treated the same as an ordinary sale and purchase for Federal income tax purposes and you will realize a capital gain or loss.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct certified social security or taxpayer identification number and certify that you are not subject to backup withholding, or if the IRS instructs the Fund to do so.

No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions herein are not intended as substitutes for careful tax planning. You should consult your personal tax adviser to determine the consequences of state and local taxes, and for a more detailed assessment of federal tax consequences for your particular circumstances.


Financial Highlights
The financial highlights table below is based on the financial history of the Funds and is intended to help you understand the financial performance of the Funds for the period June 21, 2001 through March 31, 2002. Certain information reflects the financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund assuming reinvestment of all dividends and distributions. The information below has been audited by the Funds' independent auditors, Ernst & Young LLP, whose report, along with the financial statements of the Funds, are included in the Funds' Annual Report. Please call 1-800-MUTUALS (1-800-688-8257) for a free copy of the Annual Report.

                              Financial Highlights
                  For the Fiscal Period Ended March 31, 2002(1)
         (Per Share Data for a Share Outstanding Throughout the Period)

                                          Generation                    Generation     Generation
                                             Wave        Generation        Wave           Wave
                                          Aggressive     Wave Growth    Alternative   Balanced Fund
                                          Growth Fund       Fund        Growth Fund
Net asset value, beginning of period      $10.00          $10.00        $10.00        $10.00
Income from investment operations:
     Net investment income (loss)          (0.05)(6)       (0.04)(6)      0.04(6)       0.17
     Net realized and unrealized loss      (0.22)          (0.17)        (0.13)        (0.02)
                                           ------          ------        ------        ------
       on investments
Total from investment operations           (0.27)          (0.21)        (0.09)         0.15
                                           ------          ------        ------         ----
Less distributions paid:
     From net investment income            ------          ------        (0.05)        (0.12)
     From net realized gain
       on investments                      (0.04)          ------        ------(5)     ------
                                           ------          ======        ======        ======
Total distributions paid                   (0.04)           -            (0.05)        (0.12)
                                           ------           -            ------        ------
Net asset value, end of period             $9.69           $9.79         $9.86        $10.03
                                           ======          ======        ======        ======
Total Return(2)
                                           (2.71)%         (2.10)%       (0.85)%        1.51%
                                           =======         =======       =======        =====
Supplemental Data and Ratios:
Net assets at end of period (000's)
                                         $25,759        $55,181         $19.261       $2,454
Ratio of expenses to average net            1.50%           1.50%         1.50%         1.50%
  assets(3)(4)
Ratio of net investment income (loss)
  to average net assets(3)(4)              (0.90)%         (0.63)%        0.63%         2.67%
Portfolio turnover rate(2)
                                           19.50%          27.91%        19.36%        19.90%

(1)  All Funds commenced operations on June 21, 2001.
(2)  Not annualized for periods less than a full year.
(3) Net of waivers and reimbursement of expenses by Advisor. Without waivers and reimbursements of expenses, the ratio of expenses to average net assets for each Fund would have been 1.96%, 1.76%, 2.12% and 5.93%, respectively, and the ratio of net investment income (loss) to average net assets for each Fund would have been (1.36)%, (0.89)%, 0.01% and (1.76)% for the period ended March 31, 2002, respectively.
(4)  Annualized.
(5)  Less than one cent per share.
(6) Per share net investment income (loss) has been calculated prior to tax adjustments.


PRIVACY POLICY

The Funds and MUTUALS.com collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to the investment adviser to the Funds, and to brokers and custodians) only as permitted by law and only as needed for them to assist us in providing agreed services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with nonaffiliated third parties.

MUTUALS.com

Generation Wave Aggressive Growth Fund
Generation Wave Growth Fund
Generation Wave Alternative Growth Fund
Generation Wave Balanced Fund


Investment Advisor                       MUTUALS.com, Inc.
                                         700 North Pearl Street, LB #373
                                         Dallas, Texas 75201


Legal Counsel                            Godfrey & Kahn, S.C.
                                         780 North Water Street
                                         Milwaukee, Wisconsin 53202

Independent Auditors                     Ernst & Young LLP
                                         111 East Kilbourn Avenue
                                         Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant,         U.S. Bancorp Fund Services, LLC
and Fund Administrator                   615 East Michigan Street
                                         Milwaukee, Wisconsin 53202

Custodian                                U.S. Bank, N.A.
                                         425 Walnut Street
                                         Cincinnati, Ohio 45202

Distributor                              Quasar Distributors, LLC
                                         615 East Michigan Street
                                         Milwaukee, Wisconsin 53202


You may obtain the following and other information on the Funds free of charge:

Statement of Additional Information (SAI) dated July 31, 2002
The SAI of the Funds provides more details about each Fund's policies and management. The Funds' SAI is incorporated by reference into this Prospectus.

Annual and Semi-Annual Report
The annual and semi-annual reports for each Fund provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected each Fund's performance during the last fiscal year.

To receive any of these documents or the prospectus of MUTUALS.com or to request additional information about the Funds, please contact us.

By Telephone:
------------
(800) 688-8257

By Mail:
-------
MUTUALS.com
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

SEC:
You may review and obtain copies of MUTUALS.com information (including the SAI) at the SEC Public Reference Room in Washington, D.C. Please call 1-202-942-8090 for information relating to the operation of the Public Reference Room. Reports and other information about each Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102.
                                                     1940 Act File No. 811-10319